Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications and Human Capital Officer

CNL Financial Group

(407) 650-1223

GLOBAL INCOME TRUST ANNOUNCES PLANS FOR ITS FIRST INTERNATIONAL ACQUISITION

— The company has reached an agreement to purchase a retail center in Germany —

(ORLANDO, Fla.) February 1, 2012— Global Income Trust, Inc., a non-traded real estate investment trust focused on acquiring income-producing assets, has announced its signing of a purchase and sale agreement to acquire a retail center in Germany, for approximately €4.0 million. This is the first international property acquisition for Global Income Trust and its first retail property acquisition.

The transaction is expected to close in the first quarter of 2012.

The two-building retail center, totaling 34,714 square feet, is located in Giessen, Germany, just north of Frankfurt. It was completed in 2008 and is fully leased to six established retailers. The remaining average lease term is 6.6 years. The property is currently owned by a Luxembourg company.

“We are very pleased to expand our portfolio with our first international acquisition,” said Andy Hyltin, president of Global Income Trust. “We believe this transaction is consistent with our goal of providing steady income to our investors, and this retail center is an early step toward diversifying our portfolio, both geographically and by property type.”

The retail center is located in the Rhine-Main region of Germany, which has a population exceeding 5.5 million, comparable to Miami/Fort Lauderdale Metropolitan Statistical Area (MSA). The shopping center is well positioned in a commercial area with nearby supermarkets and retailers, a railway line and a connection to the German road network. The retail center’s tenants focus on products for price-conscious consumers, who comprise 37 percent of Germany’s retail market.

The property will be actively managed by members of Global Income Trust’s sub-advisor MGPA, out of the company’s Frankfurt, Germany office. “MGPA assists us in focusing on investments in Europe and Asia,” Steve Shackelford, chief financial officer, added. Through its network of offices, MGPA currently manages $11 billion in assets throughout these two regions.

Global Income Trust is sponsored by CNL Financial Group and advised by CNL Global Income Advisors.

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About Global Income Trust

Global Income Trust, a non-traded real estate investment trust, is designed to create a global portfolio that offers investors access to attractive income-oriented properties around the world. For more information, visit www.IncomeTrust.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida.

About MGPA

MGPA Advisory (Singapore) Pte Ltd (“MGPA”) is a subsidiary of MGPA Limited. MGPA Limited is an independently managed private equity real estate investment advisory company focused on real estate investment in Europe and Asia. Through its network of offices in Europe and Asia, MGPA Limited currently manages US$11 billion (as of December 31, 2011) in assets through those two regions.

Statement Regarding Forward-Looking Information

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Global Income Trust, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2010, and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or

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omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

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